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                        UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549

                            FORM 8-K

                         CURRENT REPORT




 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported):  December 30, 1996




                           GENSIA, INC.
       (Exact name of registrant as specified in its charter)



 Commission file number 0-18549



           Delaware                             33-0176647
 (State or other jurisdiction of    (IRS Employer Identification Number)
 incorporation or organization)



            9360 Towne Centre Drive, San Diego, CA 92121
              (Address of principal executive offices)
                             (Zip Code)



                         (619) 546-8300
        (Registrant's telephone number, including area code)




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                          GENSIA, INC.

                            FORM 8-K

                         CURRENT REPORT

                        TABLE OF CONTENTS

                                                            Page

 Item 5.  Other Events                                       3

 Item 7.  Financial Statements and Exhibits                  3

 Signature                                                   4



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ITEM 5.   Other Events

     During the last week of December 1996 and in January 1997 Gensia, Inc.("Gensia") sold in private placements 2,260,000 shares of its Common Stock for net proceeds of approximately $9.0 million. The stock was sold directly by Gensia primarily to existing institutional investors. As part of the transactions, Gensia agreed to use its best efforts to file with the Securities and Exchange Commission and have declared effective by March 31, 1997 a registration statement covering the resale of the 2,260,000 shares of Common Stock.


ITEM 7.  Financial Statements and Exhibits

     (c)  Exhibits

          10.1 Stock Purchase Agreement, dated as of December 30, 1996, between Gensia and Grace Brothers, Ltd., relating to the sale and purchase of 500,000 shares of Gensia Common Stock.

          10.2 Stock Purchase Agreement, dated as of December 30, 1996, between Gensia and Grace Brothers, Ltd., relating to the sale and purchase of 1,000,000 shares of Gensia Common Stock.

          10.3 Stock Purchase Agreement, dated as of January 9, 1997, between Gensia and Armen Partners, relating to the sale and purchase of 140,000 shares of Gensia Common Stock.

          10.4 Stock Purchase Agreement, dated as of January 9, 1997, between Gensia and Armen Partners Offshore Fund, Ltd., relating to the sale and purchase of 90,000 shares of Gensia Common Stock.

          10.5 Stock Purchase Agreement, dated as of January 9, 1997, between Gensia and GHA Management Corp., relating to the sale and purchase of 20,000 shares of Gensia Common Stock.

          10.6 Stock Purchase Agreement, dated as of January 9, 1997, between Gensia and Mark S. Berg, relating to the sale and purchase of 187,500 shares of Gensia Common Stock.

          10.7 Stock Purchase Agreement, dated as of January 9, 1997, between Gensia and Hanover Associates LLC, relating to the sale and purchase of 60,000 shares of Gensia Common Stock.

          10.8 Stock Purchase Agreement, dated as of January 9, 1997, between Gensia and M.S.B. Research Inc., relating to the sale and purchase of 62,500 shares of Gensia Common Stock.

          10.9 Stock Purchase Agreement, dated as of January 22, 1997, between Gensia and Mark S. Berg, relating to the sale and purchase of 200,000 shares of Gensia Common Stock.










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                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GENSIA, INC.


 Date: February 19, 1997                        /s/ Daniel D. Burgess
                                                ---------------------
                                                    Daniel D. Burgess
                                                    Vice President, Finance
                                                  and Chief Financial Officer


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                            EXHIBIT INDEX

       Exhibit
        Number                     Description
       ------- ------------------------------------------------------------
          10.1 Stock Purchase Agreement, dated as of December 30, 1996, between Gensia and Grace Brothers, Ltd., relating to the sale and purchase of 500,000 shares of Gensia Common Stock.

          10.2 Stock Purchase Agreement, dated as of December 30, 1996, between Gensia and Grace Brothers, Ltd., relating to the sale and purchase of 1,000,000 shares of Gensia Common Stock.

          10.3 Stock Purchase Agreement, dated as of January 9, 1997, between Gensia and Armen Partners, relating to the sale and purchase of 140,000 shares of Gensia Common Stock.

          10.4 Stock Purchase Agreement, dated as of January 9, 1997, between Gensia and Armen Partners Offshore Fund, Ltd., relating to the sale and purchase of 90,000 shares of Gensia Common Stock.

          10.5 Stock Purchase Agreement, dated as of January 9, 1997, between Gensia and GHA Management Corp., relating to the sale and purchase of 20,000 shares of Gensia Common Stock.

          10.6 Stock Purchase Agreement, dated as of January 9, 1997, between Gensia and Mark S. Berg, relating to the sale and purchase of 187,500 shares of Gensia Common Stock.

          10.7 Stock Purchase Agreement, dated as of January 9, 1997, between Gensia and Hanover Associates LLC, relating to the sale and purchase of 60,000 shares of Gensia Common Stock.

          10.8 Stock Purchase Agreement, dated as of January 9, 1997, between Gensia and M.S.B. Research Inc., relating to the sale and purchase of 62,500 shares of Gensia Common Stock.

          10.9 Stock Purchase Agreement, dated as of January 22, 1997, between Gensia and Mark S. Berg, relating to the sale and purchase of 200,000 shares of Gensia Common Stock.